UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 30, 2023

YIELD10 BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33133	04-3158289
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 Presidential Way, Woburn, Massachusetts		01801
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 583-1700
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	YTEN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.05 Costs Associated with Exit or Disposal Activities.
On November 30, 2023, the Board of Directors of Yield10 Bioscience, Inc. ("Yield10" or the "Company") approved the full or partial furlough of approximately 65% of its workforce, most of whom are located in the Company's U.S. facility. During the furloughs, the furloughed employees will continue to receive employment benefits, and those employees who continue to work will receive reductions in compensation. The furloughs took effect on December 4, 2023, and will continue until such time as the Company is able to raise additional funding through public or private placements of equity or debt, technology licensing, collaboration arrangements or other strategic options undertaken with third parties.
In connection with the furloughs, the Company does not estimate that it will incur significant restructuring charges; however, costs that are not currently contemplated may occur as a result of the furloughs.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Also on November 30, 2023, Yield10's Board of Directors approved amendments to the employment agreements of the Company's chief executive officer, principal financial and accounting officer and its two other named executive officers. The amendments temporarily reduce the salary of each officer to $684 per week until such time as the Company is able to raise additional funding to support its ongoing operations. Executive officers of the Company will continue to receive employment benefits during the period of reduced salaries. If the Company is able to raise additional funding, the executive officers will receive payment of the amount of their salaries that was retained pursuant to these amendments.
The foregoing summary description of the amended employment agreements is not complete and is subject to, and qualified in its entirety by reference to, the full text of the amendments to the employment agreements, copies of which will be filed as exhibits to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YIELD10 BIOSCIENCE, INC.

December 6, 2023	By:	/s/ Oliver P. Peoples
Oliver P. Peoples
President & Chief Executive Officer